UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 22, 2004

Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

1-12175

75-2662240

(State or other jurisdiction of incorporation)

(Commission File No.)

(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, Texas 76092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (682) 605-1000

Not applicable.

(Former name or former address, if changed since last report.)

Item 9.         Regulation FD Disclosure.

On April 22, 2004, Sabre Holdings Corporation (the “Company”) issued the news release attached hereto as Exhibit 99.1 reporting the financial results of the Company for the first quarter ended March 31, 2004 and providing an outlook for second quarter and full-year 2004 financial performance (the “Earnings Release”).

Item 12.         Results of Operations and Financial Condition.

The Earnings Release reports the financial results of the Company for the quarter ended March 31, 2004.  In the Earnings Release, the Company utilized the non-GAAP financial measures discussed in Appendix A hereto.  Appendix A hereto (incorporated herein by reference) also contains certain statements of the Company’s management regarding the use and purposes of the non-GAAP financial measures utilized herein.  A reconciliation of the non-GAAP financial measures discussed in the Earnings Release to the comparable GAAP financial measures is attached to the Earnings Release.

Exhibit(s)

Exhibit	Description

99.1	News release reporting Financial Results for the Quarter ended March 31, 2004, issued by Sabre Holdings Corporation on April 22, 2004.

All of the information furnished in Items 9 and 12 of this report and the accompanying appendix and exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Cautionary Notice

Statements in this report and the exhibit hereto which are not purely historical facts, including statements about forecasted financial projections, possible share repurchases or other statements about anticipations, beliefs, expectations, hopes, intentions or strategies for the future, may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  Readers are cautioned not to place undue reliance on forward-looking statements.  All forward-looking statements are based upon information available to the Company on the date this report was submitted.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the Company’s revenues being highly dependent on the travel and transportation industries or structural changes within the travel industry, such as the financial instability or bankruptcy of many of the air carriers.  The Company may not succeed in addressing these and other risks.  Further information regarding factors that could affect our financial and other results can be found in the risk factors section of our most recent filing on Form 10-K with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION

	By:	/s/ James F. Brashear
	Name:	James F. Brashear
	Title:	Corporate Secretary
Date: April 22, 2004

Appendix A

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP FINANCIAL MEASURES

This Form 8-K and the Release contain financial measures and financial terms not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) in order to provide investors with an alternative method for assessing the Company’s operating results in a manner that is focused on the Company’s ongoing operations.  The Company’s management uses these non-GAAP measures for the same purpose.  We believe that our investors should have access to, and we are obligated to provide, the same set of tools that we use in analyzing our results.  These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.  The tables below present a reconciliation of our presented non-GAAP measures to their most directly comparable GAAP measures.  The Company has also provided definitions below for the non-GAAP financial measures utilized in this Form 8-K and in the Release, together with an explanation of why management uses these measures and why management believes that these non-GAAP financial measures are useful to investors.

ADJUSTED EBITDA

The Company defines Adjusted EBITDA as net income (loss) before interest income and expense, income taxes, depreciation and amortization, minority interest and other income (expense), net.   In prior periods, the Company referred to Adjusted EBITDA as EBITDA.  Because this measure includes minority interest and other income (expense), net, the Company now calls this measure Adjusted EBITDA. The Company’s management uses Adjusted EBITDA as a supplemental measure in the evaluation of the Company’s business. The Company’s management believes that Adjusted EBITDA provides a meaningful measure of the Company’s ability to meet its future debt service, capital expenditures and working capital requirements. Adjusted EBITDA is not a financial measure under GAAP. Accordingly, it should not be considered in isolation or as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. When evaluating Adjusted EBITDA, investors should consider, among other factors, (i) increasing or decreasing trends in Adjusted EBITDA, (ii) whether Adjusted EBITDA has remained at positive levels historically, and (iii) how Adjusted EBITDA compares to levels of interest expense. The Company provides a reconciliation of adjusted EBITDA to GAAP Net Earnings (loss). Because Adjusted EBITDA excludes some, but not all, items that affect net income (loss) and may vary among companies, the Adjusted EBITDA presented by the Company may not be comparable to similarly titled measures of other companies. Although the Company believes that Adjusted EBITDA may provide additional information with respect to the Company’s ability to meet its future debt service, capital expenditures and working capital requirements, the Company’s functional or legal requirements may require us to utilize available funds for other purposes.

NET EARNINGS, EXCLUDING SPECIAL ITEMS (ADJUSTED NET EARNINGS)

This measure consists of GAAP Net Earnings (Loss) for the quarter, less the special items itemized in the related reconciliation. Special items typically include stock compensation and amortization of intangible assets, less taxes and minority interests.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it is a reflection of our business as it will operate in the future.  We believe that reviewing adjusted net earnings provides a better reflection of period over period financial performance of the Company, and consequently is more useful for future planning purposes.  Adjusted net earnings does not provide a complete position of our results of operations, as the historical items excluded in the attached reconciliation are included in operating margin presented under GAAP.   Therefore a review of net earnings on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results.  The Company provides a reconciliation of Adjusted Net Earnings to GAAP Net Earnings (Loss).

DILUTED EARNINGS PER SHARE (EPS), EXCLUDING SPECIAL ITEMS

This non-GAAP financial measure is defined as the portion of the Company’s GAAP Net Earnings (Loss) assigned to each share of stock, excluding the special items described by the Company in the related reconciliation.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it is a reflection of our business as it will operate in the future.  We believe that reviewing diluted EPS, excluding special items, provides a better reflection of period over period financial performance of the Company, and consequently is more useful for future planning purposes.  Diluted EPS, excluding special items, does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in operating margin presented under GAAP.  Therefore a review of diluted EPS on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results.  The Company provides a reconciliation of Adjusted Net Earnings to GAAP Net Earnings (Loss) and provides a diluted share count so that investors have full insight into how this measure is determined.

FREE CASH FLOW

The Company calculates free cash flow as the sum of net earnings (loss) and depreciation and amortization expense, less other income (expense), net, and additions to property and equipment. Management of the Company believes that free cash flow is a useful indicator in evaluating the overall financial performance of the Company and its ability to repay debt or make future investments. Free cash flow may not be comparable to other similarly titled measures of other companies, and should not be considered in isolation or as a substitute for net income, operating cash flow or any other financial measure prepared in accordance with GAAP. The Company provides a reconciliation of Free Cash Flow to GAAP Net Cash provided by (used in) operations.

REVENUE, EXCLUDING ANY SPECIAL ITEMS

This measure consists of GAAP revenue, less certain revenue items set forth in the related reconciliation.  Management of the Company believes that excluding these revenue items is meaningful to investors because the revenue, as adjusted, provides a better measure for evaluating the cash-generating nature of the Company’s business (or, as applicable, the business of one of the Company’s business segments) by removing any items that do not represent ongoing revenues of the Company business. The Company’s management uses this revenue measure for this same purpose. The Company provides a reconciliation of this measure to GAAP Revenue.

ADJUSTED OPERATING INCOME

This measure consists of GAAP Operating Income (Loss) for the quarter, less the special items itemized in the related reconciliation.  We use this measure to analyze the results of the Company (or, as applicable, the results of one of the Company’s business units) and to make operational and investment decisions, as we believe it is a reflection of our business as it will operate in the future.  We believe that reviewing adjusted operating income provides a better reflection of period over period financial performance of the Company, and consequently is more useful for future planning purposes.  Adjusted operating income does not provide a complete position of our results of operations, as the historical items listed in the related reconciliation are included in operating income (loss) presented under GAAP.   Therefore a review of operating income (loss) on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results on both a historical basis and on a basis of what we believe to be a better representation of our business in the future.  The Company provides a reconciliation of Adjusted Operating Income to GAAP Operating Income (Loss).

ADJUSTED DEPRECIATION AND AMORTIZATION

The Company calculates this measure as GAAP depreciation and amortization adjusted for intangibles amortization related to acquisition activity.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it is a reflection of our business as it will operate in the future.  We believe that reviewing adjusted depreciation and amortization provides a better reflection of period over period financial performance of the Company, and consequently is more useful for future planning purposes.  Adjusted depreciation and amortization does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in depreciation and amortization presented under GAAP.   Therefore a review of depreciation and amortization on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results.  The Company provides a reconciliation of this measure to GAAP depreciation and amortization.

ADJUSTED OPERATING EXPENSES

The Company calculates this measure as GAAP Operating Expenses adjusted for the special items detailed in the related reconciliation.  We use this measure to analyze the results of the Company and to make operational and investment decisions, as we believe it is a reflection of our business as it will operate in the future.  We believe that reviewing adjusted operating expenses provides a better reflection of period over period financial performance of the Company, and consequently is more useful for future planning purposes.  Adjusted operating expenses does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in operating expenses presented under GAAP.   Therefore a review of operating expenses on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results.  The Company provides a reconciliation of Adjusted Operating Expenses to GAAP Operating Expenses.

ADJUSTED OPERATING MARGIN

This measure consists of GAAP Operating Income (Loss) for the quarter, plus the special items itemized in the related reconciliation, divided by revenue.  We use this measure to analyze the results of the Company (or as applicable, the results of one of the Company’s business segments) and to make operational and investment decisions, as we believe it is a reflection of our business as it will operate in the future.  We believe that reviewing adjusted operating margin provides a better reflection of period over period financial performance of the Company, and consequently is more useful for future planning purposes.  Adjusted operating margin does not provide a complete position of our results of operations, as the historical items listed in the attached reconciliation are included in operating margin presented under GAAP.   Therefore a review of operating margin on both a non-GAAP basis and GAAP basis should be performed to get a complete view of our results.  The Company provides a reconciliation of Adjusted Operating Margin to GAAP Operating Margin.

EXHIBIT INDEX

Exhibit 99.1:	News release reporting Financial Results for the Quarter ended March 31, 2004, issued by Sabre Holdings Corporation on April 22, 2004.